UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 25, 2011
Date of Report (Date of earliest event reported)

CANYON COPPER CORP.
(Exact name of registrant as specified in its charter)

N/A
(Former name or former address if changed since last report)

NEVADA	000-33189	88-0454792
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 408 - 1199 West Pender Street
Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 331-9326
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01            ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 25, 2011, Canyon Copper Corp. (the “Corporation”) entered into an assignment agreement (the “Assignment Agreement”) among the Corporation, Metamin Enterprises Inc. (the “Assignor”), a company controlled by Benjamin Ainsworth, the Corporation’s President, Secretary and director, and Metamin Enterprises USA Inc. (the “Subsidiary”), a wholly owned subsidiary of the Assignor, whereby: (i) the Assignor has agreed to assign all of its right, title and interest in and to an option agreement dated September 20, 2010, as amended on February 18, 2011 and October 31, 2011, (the “Option Agreement”) between the Assignor and Lester Storey (the “Optionor”) in respect of a mineral property located in Plumas County, California (the “Moonlight Property”); and (ii) the Subsidiary has agreed to transfer to the Corporation certain mineral claims held by the Subsidiary that form part of the Moonlight Property.

In consideration of the assignment, the Corporation has agreed to:

(a)	pay to the Assignor the following cash payments:

	(i)	USD $15,000 on the date of approval from the TSX Venture Exchange (the “Exchange Acceptance Date”);
	(ii)	USD $25,000 on or before February 18, 2012;
	(iii)	USD $25,000 on or before February 18, 2013;
	(iv)	an annual advanced royalty, deductible from any future royalty payments, of USD $15,000 commencing on February 18, 2014 and payable every year thereafter; and

(b)	issue to the Assignor the following shares of the Corporation’s common stock (“Shares”):

	(i)	75,000 Shares on the Exchange Acceptance Date;
	(ii)	75,000 Shares on or before February 18, 2012;
	(iii)	150,000 Shares on or before February 18, 2013; and
	(iv)	200,000 Shares on or before February 18, 2014.

The Corporation has also agreed to reimburse the Assignor, on the Exchange Approval Date, for annual maintenance and exploration expenses previously incurred on the Moonlight Property by the Assignor, which amount cannot exceed USD $200,000. The Assignor will retain a 1% net smelter return on metals extracted from the Moonlight Property, which can be repurchased by the Corporation for $1,000,000, and a gross overriding royalty of 2.5% on receipts from the sale of industrial minerals.

Upon closing of the Assignment Agreement, the Corporation will assume all of the Assignor’s rights and obligations under the Option Agreement and will be required to do the following in order to maintain and exercise the Option:

(a)	pay to the Optionor the following cash payments:

	(i)	USD $25,000 on or before February 18, 2012;
	(ii)	USD $25,000 on or before February 18, 2013;
	(iii)	an annual advanced royalty, deductible from any future royalty payments, of USD $15,000 commencing on February 18, 2014 and payable every year thereafter; and

(b)	issue to the Optionor the following Shares:

	(i)	75,000 Shares on the Exchange Acceptance Date;
	(ii)	75,000 Shares on or before February 18, 2012;
	(iii)	150,000 Shares on or before February 18, 2013; and
	(iv)	200,000 Shares on or before February 18, 2014.

Under the Option Agreement, the Corporation is also required to incur USD$100,000 in exploration expenditures on the Moonlight Property by February 18, 2013. The Optionor will retain a 1% net smelter return on metals extracted from the Moonlight Property, which can be repurchased by the Corporation for $1,000,000, and a gross overriding royalty of 2.5% on receipts from the sale of industrial minerals.

The Assignment Agreement is conditional upon, among other things, the Corporation obtaining approval from the TSX Venture Exchange.

The above summary is qualified in its entirety by reference to the full text of the Assignment Agreement, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits

Exhibit Number	Description of Exhibit

10.1	Assignment Agreement dated November 25, 2011 between Canyon Copper Corp., Metamin Enterprises Inc. and Metamin Enterprises USA Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANYON COPPER CORP.
Date: November 29, 2011
	By:	/s/ Anthony Harvey

Anthony Harvey
Chief Executive Officer